                                                          SHIP LOGO  VANGUARD(R)




Vanguard/(R)/ Variable Insurance Fund
Small Company Growth Portfolio



Supplement to the Prospectus dated April 30, 2007


Important Changes to the Small Company Growth Portfolio
Restructuring of Investment Advisory Team

The board of trustees of Vanguard Variable Insurance Fund has restructured the Small Company Growth Portfolio's investment advisory team by adding The Vanguard Group, Inc. (Vanguard), as an investment advisor and removing Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Vanguard's portion of the Portfolio was established with the assets of the Portfolio formerly managed by GMO.

Vanguard and the Portfolio's continuing investment advisor, Granahan Investment Management, Inc. (Granahan), each independently select and maintain a portfolio of common stocks for the Portfolio. The Fund's board of trustees has designated the proportion of the Portfolio's assets to be managed by each advisor and may change these proportions at any time.

Investment Objective, Primary Investment Strategies, Primary Risks, and Fees and Expenses

The Portfolio's investment objective, primary investment strategies, and primary risks will not change. The restructuring of the Portfolio's investment advisory team is not expected to have a significant impact on the Portfolio's expense ratio.

Prospectus Text Changes

In the More on the Portfolios Section: More on the Stock Portfolios--Small Company Growth Portfolio, the paragraph concerning GMO is removed. In addition, the fourth and fifth paragraphs are replaced with the following:







                                                                  (over, please)

The Vanguard Group, Inc. (Vanguard), which manages the balance of the Portfolio's assets, constructs a broadly diversified portfolio of small-cap domestic growth stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their small-cap domestic growth peers. Vanguard implements its stock-selection process through the use of proprietary software programs that compare thousands of securities at a time.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. For more details, see Additional
Information: Other Investment Policies and Risks.

In the Investment Advisors Section, under "The Vanguard Group, Inc.," the Small Company Growth Portfolio is added as the ninth Portfolio managed by Vanguard. In addition, the following text replaces similar text on page 48:

.. James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed a portion of the Equity Income Portfolio since 2003 and a portion of the Small Company Growth Portfolio since 2008. Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

Also in the Investment Advisors Section, the following heading and text replace a similar heading and all text referring to GMO on pages 51 and 52:


Granahan Investment Management, Inc. and The Vanguard Group, Inc.

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Vanguard's Quantitative Equity Group, each provide investment advisory services for the Small Company Growth Portfolio.

The Portfolio pays one of its advisors--Granahan--on a quarterly basis. The advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The quarterly fee may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Granahan's portion of the Portfolio is compared with that of the Russell 2500 Growth Index over a trailing 36-month period.

The Portfolio pays Vanguard on an at-cost basis for the investment advisory services Vanguard provides.

(C)2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS64C 022008

                                                          SHIP LOGO  VANGUARD(R)




Vanguard/(R)/ Variable Insurance Fund



Supplement to the Statement of Additional Information Dated April 30, 2007


Important Changes to the Small Company Growth Portfolio

Restructuring of Investment Advisory Team
The board of trustees of Vanguard Variable Insurance Fund has restructured the Small Company Growth Portfolio's investment advisory team by adding The Vanguard Group, Inc. (Vanguard), and removing Grantham, Mayo, Van Otterloo & Co. LLC
(GMO). Vanguard's portion of the Portfolio was established with the assets of the Portfolio formerly managed by GMO.

Vanguard and the Portfolio's continuing investment advisor, Granahan Investment Management, Inc. (Granahan), each independently select and maintain a portfolio of common stocks for the Portfolio. The Fund's board of trustees has designated the proportion of the Portfolio's assets to be managed by each advisor and may change these proportions at any time.


Statement of Additional Information Text Changes

Under the heading "Investment Advisory Services," all references to GMO are removed. In addition, the following text changes are made:

On page B-43 the eighth bullet is amended as follows:


- Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355, provides investment advisory services for the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income and Small Company Growth Portfolios.

On page B-51 beneath the heading "V. Small Company Growth Portfolio," the first paragraph is amended as follows:

The Fund has entered into investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and Vanguard to manage the portion of the Small Company Growth Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the portfolio.

 The Small Company Growth Portfolio pays one of its advisors--Granahan--on a quarterly basis, based on certain annual percentage rates applied to the average daily net assets of the advisor's portfolio during the most recent fiscal quarter. The quarterly fee may be increased or decreased based on the investment performance of the advisor's portfolio compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portfolio is compared with that of the Russell 2500 Growth Index over a trailing 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Small Company Growth Portfolio's assets.


B. VANGUARD

Vanguard, which began operations in 1975, provides investment advisory services on an at-cost basis with respect to a portion of the Small Company Growth Portfolio's assets. Vanguard's Quantitative Equity Group is supervised by the officers of the funds.

1. OTHER ACCOUNTS MANAGED

James P. Stetler manages a portion of the Small Company Growth Portfolio; as of January 31, 2008, the Portfolio held assets of $695 million. As of January 31, 2008, Mr. Stetler managed all or a portion of six other registered investment companies with total assets of $15 billion.


2. MATERIAL CONFLICTS OF INTEREST

Please refer to Vanguard's discussion on page B-58.


3. DESCRIPTION OF COMPENSATION

Please refer to Vanguard's discussion on page B-58. Supplement the discussion as follows: For the Small Company Growth Portfolio, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period.















(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      SAI64C 022008

                                                          SHIP LOGO  VANGUARD(R)





Vanguard/(R)/ Variable Insurance Fund
International Portfolio



Supplement to the Prospectus Dated April 30, 2007


Important Change to the International Portfolio

New Manager Joins Investment Advisory Team

The board of trustees of Vanguard Variable Insurance Fund has added M&G Investment Management Limited (M&G) to the Portfolio's investment advisory team. Effective immediately, M&G manages a modest portion of the Portfolio's assets; over time, it is expected that M&G will manage a larger portion of the Portfolio.

M&G and the Portfolio's continuing investment advisors each independently select and maintain a portfolio of common stocks for the Portfolio. The Fund's board of trustees has designated the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

Investment Objective, Primary Investment Strategies, Primary Risks, and Fees and Expenses

The Portfolio's investment objective, primary investment strategies, and primary risks will not change. The addition of M&G is not expected to cause a significant impact on the Portfolio's expense ratio for the current fiscal year.

Prospectus Text Changes

The prospectus is revised as follows:

In the More on the Portfolios Section: More on the Stock
Portfolios--International Portfolio, the following text is added:

                                                                  (over, please)

M&G Investment Management Limited (M&G), which began managing a portion of the Portfolio in 2008, uses a long-term, bottom-up approach to portfolio management, that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include the traditional tangible assets, intangible assets, and organizational assets. The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable, superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.

In the Investment Advisors section titled Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd., the heading and text are revised as follows:


Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Limited

Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY, 10022-6225; Baillie Gifford Overseas Ltd. (Baillie Gifford), Carlton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland; and M&G Investment Management Limited (M&G), Laurence Pountney Hill, London EC4R OHH, England, each provide investment advisory services for the International Portfolio.

The following text is added after the paragraph about Baillie Gifford in that same section:

M&G Investment Management Limited is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. M&G, a separate business unit within the Prudential Group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2007, M&G managed approximately $333 billion in assets.

In addition, the following text is added immediately following the paragraph about Mr. Anderson:

.. Graham French, Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Portfolio since 2008. Education:
B.Sc., University of Durham.

                                                                  (over, please)

.. Greg Aldridge, Manager at M&G. He has worked in investment management since 1996; has been with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Portfolio since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.


In addition, the last sentence in the paragraph following the list is replaced with the following text:

For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the MSCI All Country World ex-US Index for M&G) over the same period.

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PS64INT 022008

                                                          SHIP LOGO  VANGUARD(R)





Vanguard/(R)/ Variable Insurance Fund
International Portfolio



Supplement to the Statement of Additional Information Dated April 30, 2007


New Manager Joins Investment Advisory Team
The board of trustees of Vanguard Variable Insurance Fund has added M&G Investment Management Limited (M&G) to the International Portfolio's investment advisory team. Effective immediately, M&G manages a modest portion of the Portfolio's assets; over time, it is expected that M&G will manage a larger portion of the Portfolio.

M&G and the continuing investment advisors each independently select and maintain a portfolio of common stocks for the Portfolio. The Fund's board of trustees has designated the proportion of portfolio assets to be managed by each advisor and may change these proportions at any time.


Statement of Additional Information Text Changes
Under the heading "Investment Advisory Services," the following bullet point is added, in the fifth position:


- M&G Investment Management Limited provides investment advisory services for a portion of the assets in the International Portfolio.

On page B-49, beneath the heading "IV. International Portfolio," the first paragraph is amended as follows:

The Fund has entered into investment advisory agreements with Baillie Gifford Overseas Ltd. (Baillie Gifford); Schroder Investment Management North America Inc. (Schroders); and M&G Investment Management Limited (M&G) to manage the portion of the International Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the portfolio.

 The International Portfolio pays each advisor on a quarterly basis, based on certain annual percentage rates applied to the average daily net assets of the advisor's portfolio during the most recent fiscal quarter. The quarterly fee may be increased or decreased based on the investment performance of each advisor's portfolio compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portfolio is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (the MSCI All Country World Index ex-US for M&G) over a trailing 36-month period.

On page B-50, the following text is added before the heading "Schroders":


B. M&G INVESTMENT MANAGEMENT LIMITED

M&G Investment Management Limited (M&G) is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain's first unit trust (mutual fund).


1. OTHER ACCOUNTS MANAGED

Graham French co-manages a portion of the International Portfolio; the Portfolio, as of January 31, 2008, held assets of $1.9 billion. As of January 31, 2008, Mr. French managed one other registered investment company with total assets of $4.6 billion where the advisory firm's fee was based on account performance. As of January 31, 2008, Mr. French also managed four other pooled investment vehicles with total assets of $7.3 billion.

 Greg Aldridge co-manages a portion of the International Portfolio; the Portfolio, as of January 31, 2008, held assets of $1.9 billion. As of January 31, 2008, Mr. Aldridge also managed one other pooled investment vehicle with total assets of $1 billion.


2. MATERIAL CONFLICTS OF INTEREST

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-US collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION

Graham French and Greg Aldridge are compensated in line with standard M&G practice, which is:

 M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

- Base pay is used to reward inputs, reflecting the values of people's knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.

- Bonus payment levels are closely aligned with "outputs," chiefly investment performance but also other results. Bonuses are discretionary, variable year on year and reflect personal, team, and company performance. Depending on the portfolio's objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of the International Portfolio, the performance factor of the portfolio managers' bonus is dependent on the Portfolio's performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.

- M&G's long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth.

- The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.


 In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

 M&G's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

On page B-59, the following text is added as the second paragraph under the heading "Duration and Termination of Investment Advisory Agreements":

 The initial investment advisory agreement with M&G for the International Portfolio is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.







(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    SAI64INT 022008